Dear Shareholder:

We are pleased to enclose the annual report of the operations of Integrity Fund of Funds, Inc. for the year ended December 31, 1998. The Fund's portfolio and related financial statements are presented within for your review.

As we ended 1998, the U.S. economy exhibited more strength than expected. Corporate profits remain strong as the Federal Reserve supplied the economy with three interest rate cuts over the course of the year. While there has been some weakening in factory orders reflective of foreign competition, the housing market and domestic consumer sales have been strong. Much of this strength can be contributed to the way computer technology has allowed productivity to increase in the U.S.

In addition to new efficient technology, the U.S. is poised to benefit from free international trade. The recent trade deficit has restrained U.S. growth, but at the same time has kept inflation low. However, with the U.S. dollar declining relative to Asian currencies, and Europe improving, international trade should become less of a drag on the U.S. economy. This, along with an already robust domestic economy, should help the U.S. prosper.

Integrity Fund of Funds Inc. began the year at $13.27 per share and closed December 31st at $14.22 per share for a 12.17% return for 1998 after long-term capital gains of $.66 per share. Since inception, Integrity Fund of Funds, Inc. has returned 16.38% annually. However, past performance is no guarantee of future results. As the stock market rallied in the latter part of the year, Integrity Fund of Funds, Inc. utilitzed a defensive position in S&P 500 Index futures to minimize the effects of a market correction. Share price was tempered somewhat as the market strengthened through year-end.

As we look forward, is it reasonable to expect the market returns we've seen in the past? Probably not. Historical returns over the past forty years indicate the returns we've been used to over the past probably will not continue at the same level in the future.

However, one thing history does tell us is regular long-term investing over time reduces the risk of market volatility and helps achieve one's investment goals. Integrity Fund of Funds, Inc. diversification of proven long-term funds reduces the risk of market volatility while at the same time increases investors' participation in the strongest markets.

Long-term capital appreciation and growth of income continue to be the primary objectives of the Fund.


Sincerely,




Monte L. Avery                    Robert E.Walstad
Chief Portfolio Strategist               President



Terms & Definitions
-------------------

Appreciation
Increase in value of an asset.

Average Annual Total Return
A standardized measurement of the return (appreciation) earned by a fund on an annual basis.

Consumer Price Index
A commonly used measure of inflation: it does not represent an investment return.

Contingent Deferred Sales Charge (CDSC)
A charge applied at the time of the redemption which assumes redemption at the end of the period.

Depreciation
Decrease in value of an asset.

Growth Fund
A type of diversified common stock fund that has capital appreciation as its primary goal. It invests in companies that reinvest most of their earnings for expansion, research or development.

Growth & Income Fund
Fund that invests in common stocks for both current income and long-term growth of capital and income.

Load
A mutual fund whose shares are sold with a sales charge added to the net asset value.

Market Value
Actual price at which a Fund trades in the market place.

Net Asset Value (NAV)
The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

No-Load
A mutual fund whose shares are sold without a sales charge added to the net asset value.

Total Return
Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.


PERFORMANCE AND COMPOSITION
----------------------
[pie chart]

Portfolio Load Types
Load            100.00
No-Load           0.00

The Load Structure, reflects, the type of sales load typically charged by each fund in the portfolio. As of 12-31-98, the fund has not paid a sales load to any fund.

Portfolio Investment Style
--------------------------
[pie chart]

Growth                    43.2
Growth & Income           41.2
Aggressive Growth          9.4
Balanced                   6.2

The Portfolio Investment Style reflects the investment methodology and the Size of the company in which each fund in the portfolio invests.


Comparative Index Graph
-----------------------
[line graph]

                             Comparison of change in value of a $10,000 investment in Integrity Fund of Funds and the S & P 500 Index

                     Integrity             Integrity
                   Fund of Funds         Fund of Funds                S & P 500
                     w/o CDSC               w/ CDSC                    Index
                   ------------------------------------------------------------
1/3/1995             $10,000               $10,000                     $10,000
1995                 $12,520               $12,370                     $13,411
1996                 $14,252               $14,102                     $16,129
1997                 $16,340               $16,190                     $21,130
1998                 $18,328               $18,178                     $26,765


Average Annual Total Returns

                         For periods ending December 31, 1998
                         ------------------------------------
                                                   Since Inception
                     1 year           5 year           01/03/95
                     ---------------------------------------------
Without CDSC         12.17%             N/A             16.38%
With CDSC            10.67%             N/A             16.14%

Putting Performance into Perspective
The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

Key Statistics
--------------

12-31-97 NAV (share value)           $13.27
12-31-98 NAV                         $14.22
Number of Issues                      16
Total Net Assets                     $20,058,137

Schedule of Investments December 31,1998

Name of Issuer
Percentages represent the market value Of each investment
category to total net assets                  Quantity               Market Value
---------------------------------------------------------------------------------
MUTUAL FUNDS (103.3%)
AIM Charter Fund A                              99,951                $1,490,267
*AIM Constellation Fund A                       22,824                   696,594
*AIM Aggressive Growth Fund A                   17,037                   819,320
*AIM Value Fund A                               47,065                 1,891,534
American Balanced Fund                          81,801                 1,289,178
*American Washington Mutual Investors           54,208                 1,783,995
Hudson Capital Appreciation Fund                68,621                   969,618
MFS Research A                                  81,718                 2,055,209
MFS Capital Opportunities Fund                  85,522                 1,426,507
Massachusetts Inv A                            117,231                 2,373,929
Mutual Qualified Fund Cl 1                      63,522                 1,043,031
Mutual Beacon Cl 1                              56,225                   735,990
*New York Venture Fund A                        68,489                 1,712,901
*Putnam Fund for Growth & Income A              53,799                 1,102,337
*Putnam Vista Fund                              68,955                   901,239
*Putnam Voyager Fund                            19,245                   421,859
                                                                     -----------
TOTAL MUTUAL FUNDS (COST: $18,143,887)                               $20,713,507


SHORT-TERM SECURITIES (1.2%)
Federated Money Market Trust #092  (COST: $246,657)                      246,657
                                                                     ------------

TOTAL INVESTMENTS IN SECURITIES (COST: $18,390,544)                   $20,960,164
OTHER ASSETS LESS LIABILITIES                                           (902,027)
                                                                     ------------
NET ASSETS                                                            $20,058,137
                                                                      ===========

*Indicates securitites are segregated by the custodian to cover initial margin requirements. (AIM Value Fund A only 35,884 shares segregated)
The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 1998

Statement of Assets and Liabilities December 31, 1998
-----------------------------------------------------

ASSETS
     Investments in securities, at value (cost:$18,390,544)           $20,960,164
     Accrued dividends receivable                                         102,752
                                                                      -----------
        Total Assets                                                  $21,062,916


LIABILITIES
     Bank overdraft                                                      $948,917
     Accrued expenses                                                      55,862
                                                                       ----------
        Total Liabilities                                              $1,004,779
                                                                       ----------

NET ASSETS                                                            $20,058,137
                                                                      ===========
Net assets are represented by:
     Capital stock outstanding, at par                                       $141
     Additional paid-in capital                                        17,488,376
     Unrealized appreciation on investments                             2,569,620
                                                                      -----------
          Total amount representing net assets applicable to
           1,410,128 outstanding shares of $.0001 par value
          common stock (1,000,000,000  shares authorized)             $20,058,137
                                                                      ===========
Net asset value per share                                                  $14.22
                                                                      ===========

Statement of Operations for the year ended December 31, 1998
------------------------------------------------------------
INVESTMENT INCOME
    Dividends                                                            $252,761
                                                                         --------
         Total Investment Income                                         $252,761
                                                                         --------

EXPENSES
    Investment advisory fees                                             $183,452
    Custodian fees                                                          3,001
    Transfer agent fees                                                    29,452
    Transfer agent out of pockets                                           5,902
    Accounting service fees                                                34,098
    Professional fees                                                       5,282
    Directors fees                                                          2,426
    Service fees                                                           43,942
    Reports to shareholders                                                 2,086
    License, fees, and registrations                                       15,877
                                                                         --------
        Total expenses                                                   $325,518
                                                                         --------
NET INVESTMENT INCOME (LOSS)                                            $(72,757)
                                                                        ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions                                             $274,589
     Capital gain distributions                                         1,021,415
     Futures transactions                                               (358,294)
     Net change in unrealized appreciation (depreciation) of:
     Investments                                                        1,453,939
                                                                        ---------
          Net realized and unrealized gain
           (loss) on investments                                       $2,391,649
                                                                       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $2,318,892
                                                                       ==========

The accompanying notes are an integral part of these financial statements.


Financial Statements December 31, 1998

Statement of Changes in Net Assets
for the year ended December, 1998 and December 31, 1997
--------------------------------------------------------

                                                                                  For the Year Ended      For the Year Ended
                                                                                  December 31, 1998        December 31, 1997
                                                                                  ------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income (loss)                                                       $(72,757)                $268,232
    Net realized gain (loss) on investment and futures transactions                    937,710                1,172,065
    Net change in unrealized appreciation (depreciation)
    on investments and futures                                                        1,453,939                  685,708
                                                                                  ------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From Operations             $2,318,892               $2,126,005
                                                                                  ------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
     Dividends from net investment income ($.00 and $.21, respectively)                      $0                $(268,232)
     Distributions from net realized gain on investment and
     futures transactions ($.66 and $.89, respectively)                                (937,710)              (1,172,065)
                                                                                  ------------------------------------------
          Total Dividends and Distributions                                           $(937,710)             $(1,440,297)
                                                                                  ------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                                     $4,418,795               $6,594,170
    Proceeds from reinvested dividends                                                1,345,191                  725,283
    Cost of shares redeemed                                                          (4,531,485)              (1,966,267)
                                                                                  ------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From
         Capital Share Transactions                                                  $1,232,501               $5,353,186
                                                                                  ------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                         $2,613,683               $6,038,894
NET ASSETS, BEGINNING OF PERIOD                                                      17,444,454               11,405,560
                                                                                  ------------------------------------------
NET ASSETS, END OF PERIOD                                                           $20,058,137              $17,444,454
                                                                                  ==========================================

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements December 31, 1998

Note 1.     ORGANIZATION
Integrity Fund of Funds, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on June 1, 1994 and commenced operations on January 1, 1995. The Fund's objective is long-term capital appreciation and growth of income. The Fund seeks to achieve this objective by investing primarily in a diversified group of other open-end investment companies which in turn, invest principally in equity securities.

Shares of the Fund are offered for sale at net asset value without a sales charge. Shares may be subject to a contingent deferred sales charge, if those shares are redeemed within five years of purchase.

Note 2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Investment security valuation -- Investments in securities for which market quotations are readily available are valued at the last reported sales price or net asset value at the close of each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the portfolio management team. The Fund follows industry practice and records security transactions on the trade date.

Federal and State income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies, and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no provision for income taxes is required.

Distributions to shareholders -- The Fund will distribute dividends from net investment income and any net realized capital gains at least annually. Dividends and distributions are reinvested in additional shares of the Fund at net asset value or paid in cash.

Dividend income -- Dividend income is recognized on the ex-dividend date.

Futures contracts -- The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3.     CAPITAL SHARE TRANSACTIONS
As of December 31, 1998, there were 1,000,000,000 shares of $.0001 par value authorized; 1,410,128 and 1,315,072 shares were outstanding at December 31, 1998 and December 31, 1997, respectively. Transactions in capital shares were as follows:

                                                 Shares
                         ------------------------------------------------------
                         For The Year Ended                  For The Year Ended
                         December 31, 1998                    December 31, 1997
                         ------------------------------------------------------
Shares sold                   317,592                                491,026
Shares issued on
reinvestment of dividends     101,370                                 57,884
Shares redeemed              (323,906)                              (144,196)
                         ------------------------------------------------------
Net increase                   95,056                                404,714
                         ======================================================


Note 4.     INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc. to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.90% of the Fund's average daily net assets. The Fund has recognized $183,452 of investment advisory fees for the year ended December 31, 1998. The Fund has a payable to ND Money Management, Inc. of $15,416 at December 31, 1998 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

ND Capital, Inc. ("Capital") is the Fund's principal underwriter. The Fund pays Capital service fees computed at an annual rate of 0.25% of the Fund's average daily net assets. Capital, in turn, pays dealers service fees for personal service to shareholders and/or the maintenance of shareholder accounts. The Fund has recognized $43,942 of service fees for the year ended December 31, 1998. The Fund has a payable to Capital of $3,671 at December 31, 1998 for service fees. Certain officers and directors of the Fund are also officers and directors of the underwriter.

ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $29,452 of transfer agency fees for the year ended December 31, 1998. The Fund has a payable to ND Resources, Inc of
$2,474 at December 31,1998 for Transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $34,098 of accounting service fees for the year ended December 31, 1998. The Fund has a payable to ND Resources, Inc. of $2,844 at December 31, 1998 for accounting services fees.


Note 5.     INVESTMENT SECURITY TRANSACTIONS
The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $7,458,895 and $6,401,496, respectively, for the year ended December 31, 1998.


Note 6.     INVESTMENT IN SECURITIES
At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $18,390,544, and the net unrealized appreciation of investments based on the cost was $2,569,620, which is comprised of $3,190,445 aggregate gross unrealized appreciation and $620,825 aggregate gross unrealized depreciation.

Financial Highlights Selected per share data and ratios for the period indicated
--------------------------------------------------------------------------------

                                    For The Year Ended    For The Year Ended    For The Year Ended        For The Year Ended
                                    December 31, 1998     December 31, 1997     December 31, 1996         December 31, 1995
                                    ------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                      $ 13.27              $ 12.53               $ 11.76                      $ 10.00
                                    ------------------------------------------------------------------------------------------
Income from Investment Operations:
     Net investment income (loss)         $ (.03)               $ .21                 $ .10                        $ .22
     Net realized and unrealized
     gain (loss) on investment
     and futures transactions               1.64                 1.63                  1.53                         2.30
                                    ------------------------------------------------------------------------------------------
         Total From Investment
         Operations                       $ 1.61               $ 1.84                $ 1.63                       $ 2.52
                                    ------------------------------------------------------------------------------------------
Less Distributions:
     From net investment income            $ .00               $ (.21)               $ (.10)                      $ (.22)
     Distributions from net realized gain   (.66)                (.89)                 (.76)                        (.54)
                                    ------------------------------------------------------------------------------------------
         Total Distributions              $ (.66)             $ (1.10)               $ (.86)                      $ (.76)
                                    ------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $ 14.22              $ 13.27               $ 12.53                      $ 11.76
                                    ==========================================================================================
Total Return                               12.17%(A)            14.65%(A)             13.84%(A)                    25.20%(A)



Ratios/Supplemental Data:
     Net assets, end of period
     (in thousands)                       $20,058              $17,444              $ 11,406                      $ 4,362
     Ratio of net expenses
     (after expense assumption) to
     average net assets                     1.62%                1.62%(B)              1.63%(B)                     1.59%(B)
     Ratio of net investment income
     to average net assets                  (.36)%               1.73%                  .98%                        4.00%
     Portfolio turnover rate               32.28%               31.99%                50.11%                       15.30%

(A)  Excludes contingent deferred sales charge of 1.5%.
(B) During the periods indicated above, ND Holdings, Inc. assumed expenses of $24,114, $39,760 and $40,714. If the expenses had not been assumed, the annualized ratio of total expenses to average net assets would have been 1.78%, 2.08% and 3.60%, respectively.

The accompanying notes are an integral part of these financial statements.

Tax Information For The Year Ended December 31, 1998

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the Fund were earned from the following sources:

Dividends and Distributions Per Share

To Shareholders            Payment                   From Net              From Net Realized              From Net Realized
   of Record                Date                    Investment Income      Short-Term Gains                  Long-Term Gains
----------------------------------------------------------------------------------------------------------------------------
December 30, 1998          December 31, 1998           -                    -                                   .6650

Shareholders should consult their tax advisors.

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of Integrity Fund of Funds, Inc.


We have audited the accompanying statement of assets and liabilities of Integrity Fund of Funds, Inc. (the Fund), including the schedule of investments, as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in
the financial statements.    Our procedures included confirmation of
securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Integrity Fund of Funds, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota
February 03, 1999